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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 10, 2000
                                                         -----------------



                            COMMISSION FILE NUMBERS:


                     RENAISSANCE MEDIA GROUP LLC - 333-56679
                RENAISSANCE MEDIA (TENNESSEE) LLC - 333-56679-01 RENAISSANCE MEDIA (LOUISIANA) LLC - 333-56679-02
              RENAISSANCE MEDIA CAPITAL CORPORATION - 333-56679-03

           (Exact names of Registrants as specified in their charters)


               Delaware                                    14-1803051
               Delaware                                    14-1801165
               Delaware                                    14-1801164
               Delaware                                    14-1803049
    (State or other jurisdiction of             (I.R.S. Employer Identification
    incorporation or organization)                        Numbers)




                       12444 Powerscourt Drive - Suite 100
                            St. Louis, Missouri 63131
                    (Address of principal executive offices)


                                 (314) 965-0555
               (Registrants' telephone number including area code)






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         The Registrants previously filed a Current Report on Form 8-K announcing the change in their principal independent accountants. This Current Report amends that filing and includes Ernst & Young LLP's response in accordance with Item 304(a)(3) of Regulation S-K.

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ITEM 4.           CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANTS.


         (a)      Previous Independent Accountants.

                  (i) On February 10, 2000, the Registrants dismissed Ernst & Young LLP, which served as the Registrants' principal independent accountants.
                  (ii) The reports of Ernst & Young LLP on the Registrants' financial statements for the two most recent fiscal periods contained no adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles.
                  (iii) The Registrants' Director participated in and approved the decision to change principal independent accountants. The Registrants do not have an audit committee.
                  (iv) In connection with its audits for the two most recent fiscal periods and through February 10, 2000, there were no disagreements with Ernst & Young LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in connection with its reports on the financial statements.

         (b)      New Independent Accountants.

              The Registrants engaged Arthur Andersen LLP as its new principal independent accountants as of February 10, 2000. The Registrants' Director approved such engagement on February 10, 2000.

              Since April 30, 1999, when the Registrants came under the control of Charter Communications Holdings, LLC (Charter Holdings), the Registrants have consulted with Arthur Andersen LLP regarding the application of the principles of purchase accounting resulting from Charter Holdings' acquisition of the Registrants. Arthur Andersen LLP provided verbal advice to the Registrants' management and did not provide a written report. Ernst & Young LLP was not consulted regarding such issues.


ITEM 7.          EXHIBITS.


              The following is furnished as an exhibit to this report:

      16.1     Letter from Ernst & Young LLP dated February 15, 2000.*

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* - filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   RENAISSANCE MEDIA GROUP LLC
                                   RENAISSANCE MEDIA (TENNESSEE) LLC
                                   RENAISSANCE MEDIA (LOUISIANA) LLC


Dated February 20, 2000            By: CHARTER COMMUNICATIONS, INC.
                                       ----------------------------
                                       its Manager

                                   By: /s/ JERALD L. KENT
                                       ----------------------------
                                       Name:  Jerald L. Kent
                                       Title: President, Chief Executive Officer


                                   RENAISSANCE MEDIA CAPITAL
                                   CORPORATION


Dated February 20, 2000            By: /s/ JERALD L. KENT
                                       ----------------------------
                                       Name:  Jerald L. Kent
                                       Title: President, Chief Executive Officer






By:  /s/ JERALD L. KENT                                 February 20, 2000
     ----------------------------
     Name:  Jerald L. Kent
     Title: President, Chief Executive Officer


By:  /s/ KENT D. KALKWARF                               February 20, 2000
     ----------------------------
     Name:  Kent D. Kalkwarf
     Title: Senior Vice President and
            Chief Financial Officer


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                                  EXHIBIT INDEX

16.1 Letter from Ernst & Young LLP dated February 15, 2000.



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